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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 19, 2001



                                  Fred's, Inc.
             (Exact name of registrant as specified in its charter)


                                    Tennessee
                 (State or other jurisdiction of incorporation)

                                    000-19288
                            (Commission File Number)

                                   62-0634010
                      (IRS Employer Identification Number)


                 4300 New Getwell Road, Memphis, Tennessee 38118
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (901) 365-8880


                                       N/A
          (Former name or former address, if changed since last report)




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


Item 5. Other Events

     On March 19, 2001, Fred's, Inc. issued a press release announcing the appointment of Thomas H. Tashjian to its Board of Directors. A copy of the press release is included as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

Exhibit
Number                             Description

99.1           Press release issued by Fred's, Inc. dated March 19, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 28, 2001

                                  FRED'S, INC.



                                  By:  /s/ Michael J. Hayes
                                  -------------------------
                                  Michael J. Hayes, Chairman and Chief
                                  Executive Officer

                                  Exhibit Index


Exhibit
Number                                               Description

    99.1   Press release issued by Fred's, Inc. dated March 19, 2001.

                                  Exhibit 99.1

              THOMAS H. TASHJIAN NAMED TO FRED'S BOARD OF DIRECTORS

MEMPHIS, Tenn. (March 19, 2001) -- Fred's, Inc. (Nasdaq/NM: FRED) today announced that Thomas H. Tashjian (age 46) has been named to the Company's Board of Directors. His appointment increases the number of directors on the Board to six, four of whom are outside Directors.

     For the last five years, Tashjian has served as a managing director and consumer group leader at Banc of America Montgomery Securities in San Francisco, where he provided the firm's view on the retailing industry. Prior to that, he held similar positions at First Manhattan Company, Seidler Companies, and Prudential Securities. His earlier retail operating experience was in discount retailing at the Ayrway Stores, which were acquired by Target, and in the restaurant business at Noble Roman's.

     Tashjian has been a member of Institutional Investor's All-Star team many times and has also been on The Wall Street Journal's stock-picking All-Star list. He is a noted speaker on the retailing industry and often quoted in investment and consumer journals. Tashjian earned his MBA from Tulane University and B.S. at Butler University.

     Commenting on the appointment, Michael J. Hayes, Chairman and Chief Executive Officer of Fred's, said, "We are pleased and fortunate to have Tom join our Board. He has been involved in the U.S. retailing industry for the last 25 years, always with a particular interest toward discount retailing. With this deep understanding of retail and having spent the past 16 years as a respected Wall Street investment analyst, Tom has a unique vantage point on baseline industry standards and performance. Considering his experience and perspective, as well as his insight regarding the dynamics of our business, we expect that his participation as a Director will help accelerate our ongoing efforts to improve Fred's performance. We look forward to his counsel and contributions in the future as we continue to pursue our growth plans and long-range objectives."

     Fred's Inc. operates 350 discount general merchandise stores, including 26 franchised Fred's stores in the southeastern United States. For more information about the Company, visit Fred's website on the Internet at www.fredsinc.com.

     Comments in this news release that are not historical facts are forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, general economic trends, changes in consumer demand or purchase patterns, delays or interruptions in the flow of merchandise between the Company's distribution center and its stores or between the Company's suppliers and same, a disruption in the Company's data processing services, costs, and delays in acquiring or developing new store sites, and other contingencies discussed in the Company's Securities and Exchange Commission filings. Fred's undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.